UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 22, 2010
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

Yukon Territory, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Amended and Restated Agency Agreement

On October 22, 2010, Vista Gold Corp. (the “Registrant”) entered into an Amended and Restated Agency Agreement (the “Amended and Restated Agency Agreement”) with Sprott Private Wealth L.P. (“Sprott”) and Wellington West Capital Markets Inc. (“Wellington”) that amended and restated the Agency Agreement (the “Agency Agreement”) by and between the Registrant and Sprott, dated September 29, 2010.  Pursuant to the Agency Agreement, the Registrant appointed Sprott as its placement agent in connection with a proposed private placement (the “Private Placement”) of 14,666,739 special warrants of the Registrant (“Special Warrants”).  The Registrant entered into the Amended and Restated Agency Agreement to appoint Wellington as an additional placement agent in connection with the Private Placement.

The Agency Agreement is filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the United States Securities and Exchange Commission (the “SEC”) on November 9, 2010 and is described in more detail in the Registrant’s Current Report on Form 8-K filed with the SEC on October 6, 2010.  The Amended and Restated Agency Agreement is filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the SEC on November 9, 2010, and, other than as set forth herein, does not materially amend the Agency Agreement.

Finders Agreement

On October 22, 2010, the Registrant entered into a Finders Agreement (the “Finders Agreement”) with Sprott Asset Management L.P. (“Finder”) appointing Finder as the Registrant’s finder in connection with the Private Placement of the Special Warrants in Canada.  In consideration for the services of Finder as the Registrant’s finder, the Registrant agreed to issue Finder that number of Special Warrants equal to 5% of the number of Special Warrants purchased by investors introduced by Finder and compensation warrants (“Compensation Warrants”) equal to 5% of the number of Special Warrants purchased by investors introduced by the Finder.  Each Compensation Warrant is exercisable for one common share of the Registrant at a price of US$2.30 for a period of two years following the closing date of the Private Placement.  The Registrant also agreed to pay the reasonable fees and disbursements of the Finder’s legal counsel in connection with the Private Placement.  The Finders Agreement is filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 filed with the SEC on November 9, 2010.

Special Warrant Indenture and Warrant Indenture

On December 15, 2010, the Registrant’s shareholder’s approved the Private Placement and the issuance of the Special Warrants, which are governed by the terms of a Special Warrant Indenture, dated October 22, 2010 (the “Special Warrant Indenture”).  Pursuant to the terms of the Special Warrant Indenture, following shareholder approval on December 15, 2010, the Special Warrants automatically converted into common shares of the Registrant and warrants of the Registrant, which are governed by a Warrant Indenture, dated October 22, 2010 (the “Warrant Indenture”).

The Special Warrant Indenture provides for the creation of the Special Warrants.  The Special Warrant Indenture sets forth the terms and conditions pursuant to which each Special Warrant will be exchanged, at no additional consideration, for one common share of the Registrant and one common share purchase warrant of the Registrant and sets forth the mechanics for the exchange of the Special Warrants into the underlying common shares and warrants.  The Special Warrant Indenture further provides for the deposit of the gross proceeds of the Private Placement in trust and the terms upon which the gross proceeds will be invested and released from trust.  The Special Warrant Indenture is attached hereto as Exhibit 4.1

The Warrant Indenture provides for the creation of the warrants underlying the Special Warrants.  The Warrant Indenture sets forth the exercise terms of the warrants and the mechanics for the exercise of the warrants and the issuance of the underlying common shares.  The Warrant Indenture further sets forth the rights of each warrant holder in respect to the warrants.  The Warrant Indenture is attached hereto as Exhibit 4.2.

Item 3.02.  Unregistered Sales of Equity Securities

As described in the Registrant’s Current Report on Form 8-K filed with the SEC on October 28, 2010, on October 22, 2010, the Registrant closed the Private Placement and issued 14,666,739 Special Warrants to investors and 652,175 Special Warrants as compensation for services received in connection with the Private Placement.

On December 15, 2010, following the receipt of shareholder approval of the Private Placement as described in more detail under Item 5.07 of this Current Report on Form 8-K below, each Special Warrant was automatically converted, for no additional consideration, for one common share of the Registrant and one common share purchase warrant of the Registrant.  Each warrant is exercisable over a five-year period from the closing of the Private Placement, to purchase one common share of the Registrant at a purchase price of U.S.$3.50 during the first year, U.S.$4.00 during the second year, U.S.$4.50 during the third year and U.S.$5.00 thereafter until the expiry of such warrant.

The common shares and warrants underlying the Special Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in exchange for the Special Warrants pursuant to an exemption from the registration requirements of the Securities Act provided by Section 3(a)(9) of the Securities Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On December 15, 2010, the Registrant held a special meeting of shareholders at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada., at 10:00 a.m. (Vancouver time) (the “Special Meeting”).  The Special Meeting was held in order to obtain shareholder approval for the issuance of the Special Warrants pursuant to the Private Placement.

As of October 29, 2010, the record date for the Special Meeting, 46,586,708 common shares of the Registrant were issued and outstanding.  Shareholders representing 13,901,401 common shares of the Registrant or  29.84% of the common shares of the Registrant authorized to vote at the Special Meeting were present in person or by proxy, representing a quorum for the purposes of the Special Meeting.  Proxies for the Special Meeting were solicited under a proxy statement filed with the SEC on Schedule 14A on November 12, 2010.

At the Special Meeting, the Registrant’s shareholders voted as follows:

Proposal: To Approve the Private Placement of Special Warrants of the Registrant	Total	For	Against
	13,901,401	12,436,157 (89.46%)	1,465,244 (10.54%)

Upon receipt of shareholder approval of the Private Placement at the Special Meeting, each Special Warrant was automatically converted, for no additional consideration, for one common share of the Registrant and one common share purchase warrant of the Registrant, as described in more detail under Item 3.02 of this Current Report on Form 8-K above.

Additionally upon receipt of shareholder approval of the Private Placement at the Special Meeting, the gross proceeds of the Private Placement of U.S.$33,733,500, together with interest accrued thereon, were released from escrow by Computershare Trust Company of Canada (“Computershare”) and delivered to the Registrant.

Item 7.01  Regulation FD

On December 15, 2010, the Registrant issued a press release announcing shareholder approval of the Private Placement at the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit No.	Description
4.1	Special Warrant Indenture, dated October 22, 2010
4.2	Warrant Indenture, dated October 22, 2010
99.1	Press Release, dated December 15, 2010*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)

Dated: December 15, 2010	By: /s/Frederick H. Earnest Frederick H. Earnest President and Chief Operating Officer